Aspiriant Risk-Managed Municipal Bond Fund

A series of Aspiriant Trust

Supplement dated May 16, 2016
to the Prospectus dated June 15, 2015,
as supplemented

This supplement updates information in the Prospectus for the Aspiriant Risk-Managed Municipal Bond Fund (the “Fund”) and should be read in conjunction with the Prospectus.

Effective July 1, 2016, the Fund’s investment advisory fee will be reduced from 0.35% to 0.30% of average daily net assets.

In addition, effective immediately, WellsCap Capital Management, Inc. (“WellsCap”) will serve as a sub-adviser to the Fund. Located at 525 Market Street, 10th Floor, San Francisco, CA 94105, WellsCap was organized in 1981 and provides a broad range of investment management advisory services to institutional clients. As of March 31, 2016, WellsCap had approximately $338 billion in assets under management. For the services provided pursuant to its sub-advisory agreement, WellsCap is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to WellsCap by the Fund’s investment adviser out of the advisory fee it receives from the Fund. The Fund’s semi-annual report dated August 31, 2016 will provide information regarding the basis of the Fund’s Board of Trustees’ approval of WellCap’s sub-advisory agreement.

Below is information regarding the portfolio managers responsible for the day-to-day management of the assets of the Fund allocated to WellsCap:

•
Lyle Fitterer, CFA, CPA, joined WellsCap, or one of its predecessor firms, in 1989, where he currently serves as a Senior Portfolio Manager and is the Managing Director and Head of the Tax-Exempt Fixed Income team.

•	Robert Miller joined WellsCap in 2008, where he currently serves as a Senior Portfolio Manager with the Tax-Exempt Fixed Income team.

Please retain this supplement for future reference.

Aspiriant Risk-Managed Municipal Bond Fund

A series of Aspiriant Trust

Supplement dated May 16, 2016
to the Statement of Additional Information dated June 15, 2015, as supplemented

This supplement updates information in the Statement of Additional Information for the Aspiriant Risk-Managed Municipal Bond Fund (the “Fund”) and should be read in conjunction with the Statement of Additional Information.

Effective immediately, Wells Capital Management, Inc. (“WellsCap”) will serve as an additional sub-adviser to the Fund. WellsCap is a wholly-owned subsidiary of WellsCap Fargo Bank, N.A., which is indirectly wholly owned by Wells Fargo & Company, a publicly listed company. For the services provided pursuant to its sub-advisory agreement, WellsCap is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to WellsCap by the Fund’s investment adviser out of the advisory fee it receives from the Fund.

Other Accounts Managed. The portfolio managers of WellsCap primarily responsible for the day-to-day management of the Fund are Lyle Fitterer and Robert Miller. In addition to managing assets of the Fund, Messrs. Fitterer and Miller manage or advise other accounts on behalf of WellsCap. The table below provides information as of February 29, 2016 about the other accounts over which the portfolio managers have day-to-day investment responsibility.

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Lyle Fitterer
Registered Investment Companies	10	$19,452	0	0
Other Pooled Investment Vehicles	1	$79	0	0
Other Accounts	89	$11,445	0	0

Robert Miller
Registered Investment Companies	7	$8,767	0	0
Other Pooled Investment Vehicles	1	$79	0	0
Other Accounts	9	$834	0	0

Compensation. The compensation structure for WellsCap’ portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys in order to provide WellsCap with market-based compensation information to help support individual pay decisions. Incentive bonuses are typically tied to relative, pre-tax investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In addition, employees who meet eligibility requirements may participate in WellsCap Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Material Conflicts of Interest. WellsCap’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Please retain this supplement for future reference.